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                                                                    Exhibit 10.1




                               THIRD AMENDMENT TO
                             UNION TEXAS PETROLEUM
                        SALARIED EMPLOYEES' PENSION PLAN


         WHEREAS, UNION TEXAS PETROLEUM HOLDINGS, INC. (the "Company") and other Employing Companies have heretofore adopted and maintained the UNION TEXAS PETROLEUM SALARIED EMPLOYEES' PENSION PLAN (the "Plan") for the benefit of their eligible employees; and

         WHEREAS, the Company desires to amend the Plan on behalf of itself and the Employing Companies;

         NOW, THEREFORE, the Plan shall be amended as follows effective as of September 5, 1997:

         1. Section 9.02(c)(5) the Plan shall be deleted and the following shall be substituted therefor:

                 "(5)     In the case of a Member actively employed by the
                 Company on or after April 29, 1990, a lump sum payment."

         2. As amended hereby, the Plan is specifically ratified and reaffirmed.

         Executed this 5th day of October, 1997.

                      UNION TEXAS PETROLEUM HOLDINGS, INC.



                                  By: /s/ JOHN L. WHITMIRE
                                     ----------------------------------
                                          John L. Whitmire Chairman and Chief
                                          Executive Officer